UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2009
COOPER TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-04329 (Commission File Number)	34-4297750 (IRS employer Identification No.)
701 Lima Avenue, Findlay, Ohio 45840
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 419-423-1321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240-14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 16, 2009, Cooper Tire & Rubber Company (the “Company”) appointed Brenda Harmon, age 58, as the Company’s Vice President and Chief Human Resources Officer. Since November 2008, Ms. Harmon has operated Harmon Consulting Services as a consultant to corporations regarding human resources and employee relations. From November 2004 until November 2008, Ms. Harmon served as Vice President, Human Resources for Contech Construction Products Inc., a privately held construction products and environmental solutions company with approximately 1,800 employees.
     In connection with her appointment as Vice President and Chief Human Resources Officer, Ms. Harmon executed an Offer Letter on December 16, 2009 (the “Offer Letter”). Under the terms of the Offer Letter, Ms. Harmon will serve as an at-will employee, subject to termination at any time by her or the Company, with or without notice, and she will receive the following compensation and benefits in exchange for her employment:
•	A base salary of $340,000 per year;

•	The opportunity to earn an annual cash bonus of up to 50% of base salary, subject to the Company’s annual incentive plan;

•	The opportunity to participate in a Long-Term Incentive Plan for 2010-2013, with a target award of approximately $340,000;

•	The opportunity to receive 25,000 shares of restricted stock, which will vest 25% per year for four years following the date of grant;

•	A sign-on bonus of $75,000, which is subject to forfeiture in varying amounts if Ms. Harmon is terminated for cause within two years;

•	The opportunity to participate in the Company’s executive perquisite program for 2010, which currently provides for compensation for a car, gas, insurance and maintenance, financial planning, and tax planning assistance;

•	Health benefits, including medical, prescription drug, dental, vision, and long term disability insurance, the opportunity to participate in dependent care spending accounts and a health savings account, and employee and dependent life insurance and accidental death and dismemberment insurance;

•	The opportunity to participate in an investment saving plan, with a Company match, and a profit sharing opportunity;

•	The opportunity to participate in the Company’s Change-In-Control Severance Pay Plan; and

•	Other benefits, including paid vacation, paid holidays, fitness center membership, and relocation benefits subject to forfeiture if Ms. Harmon is terminated for cause within two years.
     A copy of the Offer Letter is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The description of the Offer Letter is qualified in its entirety by the full text of the exhibit.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

10.1	Offer Letter executed by Brenda Harmon on December 16, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY
By:	/s/ James E. Kline
James E. Kline
Vice President, General Counsel and Secretary

Date: December 22, 2009

Exhibit Index

Exhibit No.	Description

10.1	Offer Letter executed by Brenda Harmon on December 16, 2009.